SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 12, 2005

TransTechnology Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7872	95-4062211

(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Liberty Ave, Union, New Jersey	07083

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (908) 688-2440

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 2.02 Results of Operations and Financial Condition.
ITEM 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit 99 Press Release

ITEM 2.02 Results of Operations and Financial Condition.

     The Registrant announced its results for the third quarter of the fiscal year ending March 31, 2005 in a press release dated January 12, 2005, a copy of which is filed as Exhibit 99 to this Form 8-K.

ITEM 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired. Not applicable

(b)	Pro Forma Financial Information. Not applicable

(c)	Exhibits.

Exhibit	Description
99	Press Release dated January 12, 2005.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSTECHNOLOGY CORPORATION
By:	/s/ Joseph F. Spanier
Joseph F. Spanier, Vice President, Chief
Financial Officer and Treasurer

Date: January 14, 2005

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